CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.13.2

AMENDMENT NUMBER ONE TO GOOGLE SERVICES AGREEMENT

This Amendment Number One to the Google Services Agreement (as defined below) (“Amendment One”) is entered into by and between Google Inc., a Delaware corporation (“Google”), and Synacor, Inc., a Delaware corporation (“Company”) effective as of July 1, 2011 (the “Amendment One Effective Date”).

RECITALS

1.	Company and Google entered into that certain Google Services Agreement dated March 1, 2011 (the “GSA” or the “Agreement”).

2.	Under this Amendment One, Company wishes to amend the Agreement terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and pursuant to the terms and conditions of the Agreement, the parties hereby agree as follows:

TERMS

1.	Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as set forth in the Agreement.

2.	Search Query. The definition of Search Query in Section 1.23 of the Agreement is deleted and replaced in its entirety by the following:

1.23. “Search Query” means (i) a text query entered and submitted into a Search Box on the Site or on an Approved Client Application by an End User, [*] of doubt, with regard to text queries entered and submitted into a Search Box by End Users, searches may be originated from a Search Box on the browser Chrome, provided that Company does not reset the End User’s default search engine.

3.	[*]. Section 6 of the Agreement is deleted in its entirety. The new title for Section 6 is [*]. The following is added as a new Section 6.1:

6.1. [*]. Notwithstanding anything to the contrary in the Agreement, End Users may submit queries through the Sites by [*] links may be labeled as [*], [*] or [*]. Any other designation for this feature must be approved by Google in writing. Company shall not generate [*] terms in order to specifically [*]. Each End User [*] on a [*] term shall operate as a [*] and all terms set forth in the Agreement pertaining to Search Queries shall apply. For avoidance of doubt, [*] terms are considered “Company Content” as set forth in the Agreement. Search Queries generated by [*] shall be composed solely of the (i) [*], (ii) [*] gathered from various Google approved [*], and (iii) such additional information as is normally required by Google to be provided with a Search Query typed into a search box by an End User [*]

Google Confidential	Page 1	Amendment One

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*], but shall not include personally identifiable information). [*] terms shall be updated [*], with a frequency of [*]. Except as otherwise approved by Google in writing, each cluster or grouping of [*] terms shall appear as set forth in Exhibit D and Exhibit E. Upon [*] days written notice and at Google’s reasonable discretion, Google may require Company to [*].

4.	Top Search Exhibit. A new Exhibit D, attached hereto, shall replace the Exhibit D included in the Agreement in its entirety.

5.	Related Search. The following new Section 6.2 and a new Exhibit L, attached hereto, are added to the Agreement

a.	Related Search is subject to the terms set forth in Exhibit L and the attached mock-up, and may be updated from time to time with at least 30 days prior written notice from Google.

b.	Company will have a [*] (the [*]) to determine whether it will implement Related Search [*] on each of the Sites. After [*] days from the Effective Date, Company must send a list to Google indicating [*]. Thereafter, upon written approval from Google, Company may add Sites, to the list of those using Related Search. Company may remove Related Search [*] from any Sites at any time upon at least [*] days written notice to Google.

c.	Each Site must display only Related Search [*]; both features cannot be implemented on the same Site.

6.	Suggested Search. The following new Section 6.3 and a new Exhibit M, attached hereto, are added to the Agreement.

a.	Suggested Search is subject to the terms set forth in Exhibit M and the attached mock-up, and may be updated from time to time with at least [*] days prior written notice from google.

7.	Miscellaneous. Except as modified by the provisions of this Amendment One, all of the terms and conditions of the Agreement shall remain in full force and effect. In case of any conflict or inconsistency between the provisions of this Amendment and the Agreement, this Amendment shall control. This Amendment One may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Google Confidential	Page 2	Amendment One

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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IN WITNESS WHEREOF, the parties have caused this Amendment One to be executed as of the Amendment One Effective Date.

GOOGLE INC.

By:	/s/ Nikesh Arora
Name:	Nikesh Arora
Title:	President, Global Sales and Business Development Google Inc.
Date:	7/26/2011

SYNACOR, INC.

By:	/s/ Scott Bailey
Name:	Scott Bailey
Title:	COO
Date:	7/25/11

Google Confidential	Page 3	Amendment One

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

Mock-up of a Site home page (showing location of Search Box)

[*]

Google Confidential	Page 4	Amendment One

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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EXHIBIT L

Related Search Terms and Mock-Up

“Related Search” refers to automatically generated terms related to an End User’s prior Search Query, that when clicked on by an End User generates Search Queries. Company’s implementation of Related Search is subject to the following conditions:

Related Search powered by Google

•	All clicks by End Users on Related Search terms must generate Search Queries, containing each of the Related Search terms.

•	Company must label Related Search terms, “Related Searches,” or some similar designation approved by Google in writing.

•	Google may elect not to return Ads in response to Search Queries generated by Related Search if Google determines that such Search Queries are detrimental to Google’s advertisers.

•	Upon [*] days notice, Google may stop offering Related Search.

Google Confidential	Page 5	Amendment One

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT L-1

(Related Search—Mock-up)

[*]

Google Confidential	Page 6	Amendment One

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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EXHIBIT M

Suggested Search Terms and Mock-Up

“Suggested Search” refers to terms for a possible Search Query presented to an End User as the End User enters text into a Search Box. Although Google does not syndicate a suggested search solution, Company may implement such functionality on its Sites, subject to the following conditions:

•

Company must obtain Google’s written approval before implementing Suggested Search Queries on its Sites. For avoidance of doubt, Company is hereby approved to implement Suggested Search on each of the Sites listed in Exhibit A.

•

Suggested Search Queries must be directly relevant to the text being entered by an End User into a Search Box (e.g. an End User typing “flo” might receive a list of suggested search terms that includes the term “florida”).

•

Suggested Search Queries may not be pornographic, hate-related, or contain violent content or content that violates Google’s content policies (see Google Program Guidelines for details), any applicable laws, or third party rights.

•

Suggested Search Queries must be automatically generated by an algorithm that is designed primarily to suggest the most relevant Search Queries and not designed primarily nor in part to generate Results that are commercial in nature.

•	Suggested Search Queries must be affirmatively selected by an End User as the End User’s Search Query before submitting it to Google.

•

Suggested Search Queries must be clearly attributed to Company or a third party and not to Google. For avoidance of doubt, Company may not use Google Brand Features in conjunction with Suggested Search.

•	Upon [*] days notice, Google may require Company to cease displaying Suggested Search Queries to End Users and to stop sending Suggested Search Queries to Google.

Google Confidential	Page 7	Amendment One

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT M-1

(Suggested Search — Mock-up)

[*]

Google Confidential	Page 8	Amendment One

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.